UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): December 21, 2006

SunLink Health Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-12607

Ohio	310621189
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

900 Circle 75 Parkway

Suite 1120

Atlanta, Georgia 30339

(Address of Principal Executive Offices, Including Zip Code)

770-933-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.02 Departure of J. T. Morris as Chief Financial Officer

5.02 (c)(3) Departure of J. T. Morris as Chief Financial Officer

On December 21, 2006, SunLink Health Systems, Inc., (the “Company”) entered into a separation agreement with its former Chief Financial Officer, J. T. Morris, in connection with his retirement from the Company effective December 31, 2006. As part of this agreement Mr. Morris will receive his regular base salary in bi-weekly payments through December 31, 2007. Under the agreement, Mr. Morris is further entitled to certain health benefits.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Separation Agreement between the Company and J.T. Morris dated December 21, 2006

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SunLink Health Systems, Inc.

Date: December 28, 2006	By:	/s/ Robert M. Thornton, Jr.
Robert M. Thornton, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Separation Agreement between the Company and J.T. Morris dated December 21, 2006